                                                                   EXHIBIT 3.1.2

                           CERTIFICATE OF AMENDMENT
                                      TO
                         CERTIFICATE OF INCORPORATION
                                OF AUDIBLE INC.

     Audible Inc., (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: By way of a Unanimous Written Consent of the Board of Directors dated February 25, 1998 the Board of Directors of the Corporation adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth amendments to the Certificate of Incorporation of the Corporation (the "Certificate") and declaring said amendments to be advisable. The stockholders of the Corporation duly approved the proposed amendments in accordance with Section 242 of the General Corporation Law of the State of Delaware by written consent in lieu of a meeting pursuant to and in accordance with Section 228 of the General Corporation Law of the State of Delaware. The resolutions setting forth the amendments are as follows:

     RESOLVED:  That Article FOURTH of the Certificate of Incorporation of the
     --------
Corporation be and hereby is deleted in its entirety and replaced as follows:

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 13,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), (ii) 534,000 shares of Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Stock"),
(iii) 534,000 shares of Series A-1 Convertible Preferred Stock, par value $.01 per share (the "Series A-1 Preferred Stock"), (iv) 2,100,000 shares of Series B Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), (v) 2,300,000 shares of Series C Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), and (vi) 1,375,000 shares of Series D Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") (the Series A Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are sometimes collectively referred herein as the "Preferred Stock"). As used herein, the term "Series Preferred A Stock" means the Series A Stock and the Series A-1 Preferred Stock share-for-share alike and without distinction, as except as the context otherwise requires.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of capital stock of the Corporation.

A.   COMMON STOCK.
     ------------

     l.  General.  The voting, dividend and liquidation rights of the holders of
         -------
the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock.
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                                                                  --------------


     2.  Voting.  The holders of the Common Stock are entitled to one vote for
         ------
each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

     3.  Dividends.  Dividends may be declared and paid on the Common Stock from
         ---------
funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     4.  Liquidation.  Upon the dissolution or liquidation of the Corporation,
         -----------
whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

     5.  Redemption.  The Common Stock is not redeemable.
         ----------

B.   PREFERRED STOCK.
     ---------------

     The Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall rank, as to dividends and upon Liquidation (as defined in Section 2 (a) hereof) on a parity with each other, and senior and prior to the Common Stock and to all other classes or series of shares issued by the Corporation ("Junior Stock").

     The Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

     1.  Dividends.  Whenever any dividend or other distribution is declared on
         ---------
any shares of Preferred Stock, the Board of Directors shall simultaneously declare a dividend or distribution on those shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, if any, on which no dividend or other distribution was declared, based on the relative aggregate Liquidation value of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, so that the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock will participate equally with each other in such dividend or other distribution. Specifically, each Series of Preferred Stock shall be entitled in such situation to a dividend for that particular Series of Preferred Stock, calculated as set forth below for that particular Series.

                                      -2-
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                                                                  --------------


     (a) Series A Preferred Stock Dividend.
         ---------------------------------

         (i)  General.  The holders of the Series A Preferred Stock shall be
              -------
entitled to receive, out of funds legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, when, as and if declared by the Board of Directors, annual dividends at the rate per annum of 10% of the Series A Stock Value (as defined below), as adjusted for stock splits, stock dividends, recapitalizations, reclassifications and similar events (such events being referred to as an "Adjustment"), which affect the number of outstanding shares of the Series A Preferred Stock. Such dividends shall not be cumulative. The "Series A Stock Value" shall be equal to $0.75.

         (ii)  Other.  Thereafter, the Board of Directors of the Corporation
               -----
may declare and pay additional dividends for such period out of funds of the Corporation legally available therefor; provided, however, that any such
                                        --------  -------
additional dividends shall be declared and paid in cash upon the Common Stock and Preferred Stock as a single class, with each holder of Common Stock and Preferred Stock being entitled to receive the product of the per share amount of such additional cash dividend, multiplied by the number of shares of Common Stock (i) held by such stockholder or (ii) into which the shares of Preferred Stock held by such stockholder are convertible, as the case may be. Notwithstanding anything to the contrary contained elsewhere in this subsection
(ii), no dividend will be paid on the shares of Series A Preferred Stock unless, simultaneously therewith, the same dividend is declared and paid on the shares of Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock pursuant to subsections 1(b) (iii), 1(c) (iii) and 1(d) (iii), respectively.

     (b) Series B Preferred Stock Dividend.
         ---------------------------------

         (i)  General.  Dividends are payable on the Series B Preferred Stock,
              -------
when, as and if declared by the Board of Directors.

         (ii)  Quarterly Dividends.  The holders of the Series B Preferred
               -------------------
Stock shall be entitled to receive, out of funds legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, when, as, and if declared by the Board of Directors, dividends payable quarterly on the first day of January, April, July and October, at the annual rate of 10% of the Series B Stock Value (as defined below) per annum, subject to any Adjustment. Such dividends shall not be cumulative. The "Series B Stock Value" shall be equal to $1.50.

         (iii)  Other.  So long as any shares of Series B Preferred Stock are
                -----
outstanding, the Corporation shall not declare or pay any dividend or make any distribution

                                      -3-
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                                                                  --------------


(whether in cash or other property, other than stock dividends referred to in subsection (vii) of Subsection 4(d)) to the holders of Junior Stock or any holders of Series A Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, unless such dividend or distribution also is payable to the holders of Series B Preferred Stock.

     (c) Series C Preferred Stock Dividend.
         ---------------------------------

         (i)  General.  Dividends are payable on the Series C Preferred Stock,
              -------
when, as and if declared by the Board of Directors.

         (ii)  Quarterly Dividends.  The holders of the Series C Preferred
               -------------------
Stock shall be entitled to receive, out of funds legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, when, as, and if declared by the Board of Directors, dividends payable quarterly on the first day of January, April, July and October, at the annual rate of 10% of the Series C Stock Value (as defined below) per annum, subject to any Adjustment. Such dividends shall not be cumulative. The "Series C Stock Value" shall be equal to $4.00.

         (iii)  Other.  So long as any shares of Series C Preferred Stock are
                -----
outstanding, the Corporation shall not declare or pay any dividend or make any distribution (whether in cash or other property, other than stock dividends referred to in subsection (vii) of Subsection 4(d)) to the holders of Junior Stock or any holders of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock, unless such dividend or distribution also is payable to the holders of Series C Preferred Stock.

     (d) Series D Preferred Stock Dividend.
         ---------------------------------

         (i)  General.  Dividends are payable on the Series D Preferred Stock,
              -------
when, as and if declared by the Board of Directors.

         (ii)  Quarterly Dividends.    The holders of the Series C Preferred
               -------------------
Stock shall be entitled to receive, out of funds legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, when, as, and if declared by the Board of Directors, dividends payable quarterly on the first day of January, April, July and October, at the annual rate of 10% of the Series C Stock Value (as defined below) per annum, subject to any Adjustment. Such dividends shall not be cumulative. The "Series D Stock Value" shall be equal to $4.00.

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         (iii)  Other.  So long as any shares of Series D Preferred Stock are
                -----
outstanding, the Corporation shall not declare or pay any dividend or make any distribution (whether in cash or other property, other than stock dividends referred to in subsection (vii) of Subsection 4(d)) to the holders of Junior Stock or any holders of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, unless such dividend or distribution also is payable to the holders of Series D Preferred Stock.

     2.  Liquidation, Dissolution or Winding Up.
         --------------------------------------

         (a)  Series A Preferred Stock.
              ------------------------

              (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof and at the same time as any payment shall be made to any other series of Preferred Stock, an amount equal to the sum of (i) the Series A Stock Value (subject to Adjustment); (ii) 8% of the Series A Stock Value (subject to Adjustment), compounded annually from the date of issuance of the Series A Preferred Stock; and (iii) all declared but unpaid dividends thereon. If upon any such Liquidation, the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled and the full amount to which the holders of any class or series of stock ranking on Liquidation on a parity with the Series A Preferred Stock shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock ranking on Liquidation on a parity with the Series A Preferred Stock shall share ratably in the distribution of the entire remaining assets and funds of the Corporation legally available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution, if all amounts payable on or with respect to such shares were paid in full.

              (ii) Upon the completion of the distribution required by subparagraph (i) of this Section 2(a) and any other distribution that may be required with respect to series of Preferred Stock that may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each, treating such Series A Preferred Stock on an as-if-converted basis.

     (b) Series B Preferred Stock.  In the event of any Liquidation, the holders
         ------------------------
of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be

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                                                                  --------------


made to the holders of Junior Stock and at the same time as any payment shall be made to any other series of Preferred Stock, an amount per share equal to the greater of (A) the sum of (i) the Series B Stock Value (subject to Adjustment) and (ii) all declared but unpaid dividends thereon and (B) the amount which would be received if all shares of Series B Preferred Stock had been converted to Common Stock prior to such Liquidation. If upon any such Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled and the full amount to which the holders of any class or series of stock ranking on Liquidation on a parity with the Series B Preferred Stock shall be entitled, the holders of shares of Series B Preferred Stock and any class or series of stock ranking on Liquidation on parity with the Series B Preferred Stock shall share ratably in the distribution of the entire remaining assets and funds of the Corporation legally available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution, if all amounts payable on or with respect to such shares were paid in full.

     (c) Series C Preferred Stock.  In the event of any Liquidation, the holders
         ------------------------
of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock and at the same time as any payment shall be made to any other series of Preferred Stock, an amount per share equal to the greater of (A) the sum of (i) the Series C Stock Value (subject to Adjustment) and (ii) all declared but unpaid dividends thereon and (B) the amount which would be received if all shares of Series C Preferred Stock had been converted to Common Stock prior to such Liquidation. If upon any such Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series C Preferred Stock the full amount to which they shall be entitled and the full amount to which the holders of any class or series of stock ranking on Liquidation on a parity with the Series C Preferred Stock shall be entitled, the holders of shares of Series C Preferred Stock and any class or series of stock ranking on Liquidation on parity with the Series C Preferred Stock shall share ratably in the distribution of the entire remaining assets and funds of the Corporation legally available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     (d) Series D Preferred Stock.  In the event of any Liquidation, the holders
         ------------------------
of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock and at the same time as any payment shall be made to any other series of Preferred Stock, an amount per share equal to the greater of (A) the sum of (i) the Series D Stock Value (subject to Adjustment) and (ii) all declared but unpaid dividends thereon and (B) the amount which would be received if all shares of Series D Preferred Stock had been converted to Common Stock prior to such Liquidation. If upon any such Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full amount to which

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                                                                  DRAFT 02/21/98
                                                                  --------------


they shall be entitled and the full amount to which the holders of, any class or series of stock ranking on Liquidation on a parity with the Series D Preferred Stock shall be entitled, the holders of shares of Series D Preferred Stock and any class or series of stock ranking on Liquidation on parity with the Series D Preferred Stock shall share ratably in the distribution of the entire remaining assets and funds of the Corporation legally available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

     (e) Mergers, Reorganizations, Etc.  The merger, reorganization or
         ------------------------------
consolidation of the Corporation into or with another corporation (except if the Corporation is the surviving entity) or other similar transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of in exchange for property, rights or securities distributed to holders by the acquiring person, firm or other entity, or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a Liquidation for purposes of this Section 2. Upon any such merger, reorganization or consolidation, in addition to any other rights, preferences, powers, privileges and restrictions, qualifications and limitations set forth herein, any holders of Preferred Stock may elect to receive Liquidation treatment, in which case such holder shall receive a distribution in an amount deemed to be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

     3.  Voting.
         ------

         (a) General.  Each holder of outstanding shares of Preferred Stock
             -------
shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b)(i), 3(b)(ii), 3(b)(iii), 3(c)(i), 3(c)(ii), 3(d)(i), 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(e)(i),
3(e)(ii), and 3(e)(iii) below or by the provisions establishing any other series of Preferred Stock, holders of Preferred Stock shall vote together with the holders of Common Stock as a single class.

         (b)  Series A Preferred Stock.
              ------------------------

              (i) Board of Directors.  The holders of record of the shares of
                  ------------------
Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect one (1) director of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the purpose of electing the director by holders of the Series A Preferred Stock. A vacancy in the directorship filled by

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                                                                  DRAFT 02/21/98
                                                                  --------------


the holders of Series A Preferred Stock shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series A Preferred Stock. The rights of the holders of the Series A Preferred Stock under this Subsection 3(b)(i) shall terminate on the first date on which there are issued and outstanding less than 133,500 of the shares of Series A Preferred Stock.

              (ii) Protective Provisions.  The Corporation shall not, without
                   ---------------------
first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

                   (A)  Extraordinary Transactions.  Effect any sale,
                        --------------------------
conveyance or other disposition of, or encumbrance upon, all or substantially all of its property, assets or business or merge with or into or consolidate with any other corporation or entity or entities, or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is transferred or disposed of (other than in connection with a Qualified Offering (as defined herein)), or effect any voluntary dissolution or liquidation or partial liquidation or distribution or transaction in the nature of any partial liquidation or distribution.

                   (B)  Change the Preferred Stock.  Amend, alter, repeal or
                        --------------------------
impair, in any manner whatsoever, the rights, preferences, powers, privileges, restrictions, qualifications or limitations of the Series A Preferred Stock.

                   (C)  Create New Stock.  Create any new class or series of
                        ----------------
equity or debt securities or any securities convertible into equity securities of the Corporation having a preference over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends or upon Liquidation.

                   (D)  amend Section B 3(b)(i) of Article FOURTH;

                   (E)  Increase Directors.  Increase the number of directors
                        ------------------
of the Corporation above six (6).

                   (F)  Declare Dividends.  Declare or pay any dividend or
                        -----------------
make any distribution on the Common Stock.

              (iii) For purposes of subsection 3(b)(ii)(A), without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock with preference or priority over, or on a parity with, the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock.

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                                                                  --------------


     (c)  Series B Preferred Stock.
          ------------------------

          (i) Board of Directors.  The holders of record of the shares of
              ------------------
Series B Preferred Stock, exclusively and as a separate class, shall be entitled to elect two (2) directors of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of at least a majority in interest of the shares of Series B Preferred Stock then outstanding shall constitute a quorum of the Series B Preferred Stock for the purpose of electing directors by holders of the Series B Preferred Stock. The two (2) directors shall be elected by vote of at least 66.67% in interest of the holders of shares of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series B Preferred Stock. The rights of the holders of the Series B Preferred Stock under this subsection 3(c)(ii) shall terminate on the first date in which there are issued and outstanding less than 525,000 of the shares of Series B Preferred Stock that may be issued by the Corporation.

          (ii) Protective Provisions.  So long as any shares of Series B
               ---------------------
Preferred Stock are outstanding, the Corporation shall not, without first obtaining the written consent or affirmative vote of the holders of at least a majority in interest of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

               (A)  Extraordinary Transactions.  Effect any sale, conveyance
                    --------------------------
or other disposition of, or encumbrance upon, all or substantially all of its property, assets or business or merge with or into or consolidate with any other corporation or entity or entities, or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is transferred or disposed of (other than in connection with a Qualified Offering (as defined herein)), or effect any voluntary dissolution or liquidation or partial liquidation or distribution or transaction in the nature of any partial liquidation or distribution.

               (B)  Change the Preferred Stock.  Amend, alter, repeal or
                    --------------------------
impair, in any manner whatsoever, the rights, preferences, powers, privileges, restrictions, qualifications or limitations of the Series B Preferred Stock.

               (C)  Create New Stock.  Create any new class or series of
                    ----------------
equity or debt securities or any securities convertible into equity securities of the Corporation having a preference over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends or upon Liquidation.

               (D)  Increase the Shares.  Increase the number of shares
                    -------------------
of any series of Preferred Stock or Common Stock of the Corporation authorized to be issued.

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                                                                  --------------


               (E)  Issue Capital Stock, Options or Convertible Securities.
                    ------------------------------------------------------
Except for Excluded Stock (as defined herein), authorize, issue or agree to authorize or issue any shares of capital stock of the Corporation or any Option (as defined herein) or Convertible Security (as defined herein).

               (F)  Amend Charter or By-Laws.  Amend, alter or repeal any
                    ------------------------
provision of (A) the Certificate of Incorporation of the Corporation or (B) the By-Laws of the Corporation so as to adversely affect the Series B Preferred Stock.

               (G)  Increase Directors.  Increase the number of directors of
                    ------------------
the Corporation above six (6).

               (H)  Declare Dividends.  Declare or pay any dividend or make any
                    -----------------
distribution on the Common Stock.

     (d)  Series C Preferred Stock.
          ------------------------

          (i)  Amendment. Any amendment or change in the rights, preferences or
               ---------
privileges of the Series C Preferred Stock shall require the affirmative vote of the holders of at least a majority of the outstanding shares thereof voting as a separate class; provided, however, that any amendment or change in the rights,
                --------  -------
preferences or privileges of Section 3(d)(iv) shall require the affirmative vote of the holders of more than two-thirds of the outstanding shares of Series C Preferred Stock, voting separately as a class.

          (ii)  Board of Directors.  The holders of record of the shares of
                ------------------
Series C Preferred Stock, exclusively and as a separate class, shall be entitled to elect one (1) director of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of at least a majority in interest of the shares of Series C Preferred Stock then outstanding shall constitute a quorum of the Series C Preferred Stock for the purpose of electing directors by holders of the Series C Preferred Stock. The one (1) director shall be elected by vote of at least a majority in interest of the holders of shares of Series C Preferred Stock. A vacancy in any directorship filled by the holders of Series C Preferred Stock shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series C Preferred Stock after notice to all holders of Series C Preferred Stock. The rights of the holders of the Series C Preferred Stock under this subsection 3(d)(ii) shall terminate on the first date in which there are issued and outstanding less than 460,000 shares of Series C Preferred Stock that may be issued by the Corporation.

          (iii)  Protective Provisions.  Subject to 3(d)(iv) below, so long
                 ---------------------
as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without first obtaining the written consent or affirmative vote of the holders of at least a majority in interest of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

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                                                                  DRAFT 02/21/98
                                                                  --------------



               (A)  Extraordinary Transactions.  Effect any sale, conveyance or
                    --------------------------
other disposition of, or encumbrance upon , all or substantially all of its property, assets or business or merge with or into or consolidate with any other corporation or entity or entities, or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is transferred or disposed of (other than in connection with a Qualified Offering), or effect any voluntary dissolution or liquidation or partial liquidation or distribution or transaction in the nature of any partial liquidation or distribution.

               (B)  Change the Preferred Stock.  Amend, alter, repeal or
                    --------------------------
impair, in any manner whatsoever, the rights, preferences, powers, privileges, restrictions, qualifications or limitations of the Series C Preferred Stock.

               (C)  Create New Stock.  Create any new class or series of
                    ----------------
equity or debt securities or any securities convertible into equity securities of the Corporation having a preference over, or being on a parity with, the Series C Preferred Stock with respect to voting, dividends or upon Liquidation.

               (D)  Increase the Shares.  Increase the number of shares of
                    -------------------
any series of Preferred Stock or Common Stock of the Corporation authorized to be issued.

               (E)  Issue Capital Stock, Options or Convertible Securities.
                    ------------------------------------------------------
Except for Excluded Stock, authorize, issue or agree to authorize or issue any shares of capital stock of the Corporation or any Option or Convertible Security.

               (F)  Amend Charter or By-Laws.  Amend, alter or repeal any
                    ------------------------
provision of (A) the Certificate of Incorporation of the Corporation or (B) the By-Laws of the Corporation so as to adversely affect the Series C Preferred Stock.

               (G)  Increase Directors.  Increase the number of directors
                    ------------------
of the Corporation above six (6).

               (H)  Declare Dividends.  Declare or pay any dividend or
                    -----------------
make any distribution on the Common Stock.

           (iii) For a period of twenty-four (24) months from the date of issuance of the Series C Preferred Stock, and provided that such shares remain outstanding, the Corporation shall not, without first obtaining the written consent or affirmative vote of the holders of more than two-thirds (2/3) in interest of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, voting separately as a class, effect any sale, conveyance or other disposition of, or encumbrance upon, all or substantially all of its property, assets or business or merge with or into or consolidate with any other corporation or entity or entities, or effect any transaction or series of related transactions in which more than

                                                                  DRAFT 02/21/98
                                                                  --------------


fifty percent (50%) of the voting power of the Corporation is transferred or disposed of (other than in connection with a Qualified Offering), or effect any voluntary dissolution or liquidation or partial liquidation or distribution or transaction in the nature of any partial liquidation or distribution in which the price per share is less than or equal to $8.00, subject to Adjustment.

     (e) Series D Preferred Stock.
         ------------------------

         (i)  Amendment. Any amendment or change in the rights, preferences or
              ---------
privileges of the Series D Preferred Stock shall require the affirmative vote of the holders of at least a majority of the outstanding shares thereof voting as a separate class; provided, however, that any amendment or change in the rights,
                --------  -------
preferences or privileges of Section 3(e)(iii) shall require the affirmative vote of the holders of more than two-thirds of the outstanding shares of Series D Preferred Stock, voting separately as a class.

         (ii) Protective Provisions.  Subject to 3(e)(iii) below, so long
              ---------------------
as any shares of Series D Preferred Stock are outstanding, the Corporation shall not, without first obtaining the written consent or affirmative vote of the holders of at least a majority in interest of the then outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, voting separately as a class:

                   (A)  Change the Preferred Stock.  Amend, alter, repeal or
                        --------------------------
impair, in any manner whatsoever, the rights, preferences, powers, privileges, restrictions, qualifications or limitations of the Series D Preferred Stock.

                   (B)  Create New Stock.  Create any new class or series of
                        ----------------
equity or debt securities or any securities convertible into equity securities of the Corporation having a preference over, or being on a parity with, the Series D Preferred Stock with respect to voting, dividends or upon Liquidation.

                   (C)  Increase the Shares.  Increase the number of shares of
                        -------------------
any series of Preferred Stock or Common Stock of the Corporation authorized to be issued.

                   (D)  Issue Capital Stock, Options or Convertible Securities.
                        ------------------------------------------------------
Except for Excluded Stock, authorize, issue or agree to authorize or issue any shares of capital stock of the Corporation or any Option or Convertible Security.

                   (E)  Amend Charter or By-Laws.  Amend, alter or repeal any
                        ------------------------
provision of (A) the Certificate of Incorporation of the Corporation or (B) the By-Laws of the Corporation so as to adversely affect the Series D Preferred Stock.

                   (F)  Increase Directors.  Increase the number of directors
                        ------------------
of the Corporation above six (6).

                                                                  DRAFT 02/21/98
                                                                  --------------



                   (G)  Declare Dividends.  Declare or pay any dividend or
                        -----------------
make any distribution on the Common Stock.

           (iii) So long as any shares of Series D Preferred Stock are outstanding, the Corporation shall not, without first obtaining the written consent or affirmative vote of the holders of at least 50% of the then outstanding shares of Series D Preferred Stock, given in writing or by note at a meeting voting separately as a class effect any sale, conveyance or other disposition of, or encumbrance upon, all or substantially all of its property, assets or business or merge with or into or consolidate with any other corporation or entity or entities, or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is transferred or disposed of (other than in connection with a Qualified Offering), or effect any voluntary dissolution or liquidation or partial liquidation or distribution or transaction in the nature of any partial liquidation or distribution.

     4.  Optional Conversion.  The holders of the Preferred Stock shall have
         -------------------
conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert.  Each share of Preferred Stock shall be
             ----------------
convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and non assessable shares of Common Stock as is determined by dividing the Stock Value for each Series of Preferred Stock by the Conversion Price (as defined below) for such Series in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $0.75 for the Series A Preferred Stock (the "Series A Conversion Price"), $1.50 for the Series B Preferred Stock (the "Series B Conversion Price"), $4.00 for the Series C Preferred Stock (the "Series C Conversion Price") and $4.00 for the Series D Preferred Stock (the "Series D Conversion Price"). Such initial Conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

   In the event of a Redemption Notice (as defined below) relating to shares of Preferred Stock pursuant to Section 6 or upon the exercise of the rights set forth in Sections 7 or 8 hereof, as applicable, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the second full day preceding the date fixed for redemption, unless the Redemption Price (as defined below) is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a Liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on Liquidation to the holders of Preferred Stock.

         (b) Fractional Shares.  No fractional shares of Common Stock shall
             -----------------
be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by

                                                                  DRAFT 02/21/98
                                                                  --------------


the then effective Conversion Price. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

         (c)  Mechanics of Conversion.
              -----------------------

              (i) For a holder of Preferred Stock to convert shares of Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Preferred Stock, at the office of the transfer agent for the Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

              (ii) The Corporation shall at all times when the Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and

                                                                  DRAFT 02/21/98
                                                                  --------------


legally issue fully paid and non assessable shares of Common Stock at such adjusted Conversion Price. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

              (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any accrued and unpaid dividends on the Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

              (iv) All shares of Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any accrued and unpaid dividends thereon. Any shares of Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Preferred Stock accordingly.

         (d)  Adjustments to Conversion Price for Diluting Issues.
              ---------------------------------------------------

              (i) Special Definitions.  For purposes of this Subsection
                  -------------------
4(d), the following definitions shall apply:

                  (A) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or deemed to be issued (pursuant to Subsection 4(d)(iii) below) by the Corporation after the Original Issue Date, other than Excluded Stock.

                  (B) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  (C) "Employee Stock Options" shall mean (i) existing stock or options granted to employees, directors, or consultants of the Corporation pursuant to any stock award or option plan, agreement or arrangement for officers, directors, consultants, employees and others who render services to the Corporation (a "Plan"), to acquire up to a maximum of 1,007,000 shares of Common Stock (subject to any Adjustment), and (ii) stock or options to be granted to employees, directors or consultants of the Corporation pursuant to any Plan to purchase up to a maximum of 865,830 shares of Common Stock (subject to any Adjustment), which number may be increased from time to time to reflect repurchases by the Corporation of stock from employees, directors or consultants.

                                                                  DRAFT 02/21/98
                                                                  --------------


                  (D) "Excluded Stock" shall mean (I) Common Stock issued or issuable (a) upon conversion of the Preferred Stock, (b) upon the exercise of Employee Stock Options, (c) pursuant to the Stock Restriction Agreements, (d) upon exercise of the Common Stock Warrants and (e) in transactions referred to in subsections (vi) and (vii) of this Subsection 4(d); (II) Series B Preferred Stock issuable upon exercise of the Series B Warrants; (III) Series C Preferred Stock issuable upon exercise of the Series C Warrants; and (IV) Series D Preferred Stock issuable upon exercise of the Series D Warrants.

                  (E) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding Employee Stock Options, Series B Warrants, Series C Warrants, Series D Warrants or Common Stock Warrants, as described below.

                  (F) "Original Issue Date" shall mean the date on which a share of Preferred Stock was first issued.

                  (G) "Stock Restriction Agreements" shall mean, collectively the following stock restriction agreements by and between the Corporation and the parties noted hereinbelow:


                Agreement Type                                Party                                  Date
------------------------------------------------------------------------------------------------------------
Transfer of Technology and Sale of Stock        Donald Katz                                         12/01/95
 Agreement
------------------------------------------------------------------------------------------------------------
Transfer of Technology and Sale of Stock        Edwin Lau                                           12/01/95
 Agreement
------------------------------------------------------------------------------------------------------------
Stock Purchase and Restriction Agreement        Ironwood Capital                                    12/11/95
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement (as amended         Donald Katz                                         12/11/95
 7/17/96)
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement (as amended         Christopher Stack                                    5/28/96
 7/1/796)
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Robert Krulwich                                      7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Jim Schwei                                           7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Nancy and Andy Clayman                               7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     John and Emily Alter                                 7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Howard Clowes                                        7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Bill Jacobson                                        7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Mitch Ratcliffe                                      7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Marianne Radwan                                      7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Bing Gordon                                          7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Dan Farley                                           7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Diane Franciose                                      7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     William Fallon                                       7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Steven Spiro                                         7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Guy Story                                            7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Patrick Barry                                        7/17/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Mimi Bloom                                           7/17/96
------------------------------------------------------------------------------------------------------------

                                                                  DRAFT 02/21/98
                                                                  --------------

------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Jim Russell                                          7/23/96
------------------------------------------------------------------------------------------------------------
Stock Purchase and Restriction Agreement        Ironwood Capital                                     7/23/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     James Harris                                         8/07/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Elizabeth Roxby                                      9/02/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Richard Lewis                                        9/10/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Greg Voynow                                         12/06/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     William Bradley                                     12/06/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Pauline Eden                                        12/06/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Jonathan Jones                                      12/06/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Beth Anderson                                       12/06/96
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Winthrop Knowlton                                    1/20/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Carol Markowitz                                      2/04/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Ajit Rajasekharan                                    2/07/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Erica Ceravolo                                       2/07/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Helene Artz                                          2/07/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Ehud Ben -Joseph                                     2/07/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     William Gordon                                       2/20/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Connors Communications                               4/05/97
Stock Restriction Agreement                     Jim Russell                                          4/21/97
Stock Restriction Agreement                     Andrew Pontious                                      5/08/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Andrew Cohen                                         5/08/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Anthony Nash                                         5/08/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     April Allsteadt                                      5/08/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Sugeet Shah                                          5/08/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Teresa Canonico                                      5/08/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Jonathan Korzen                                      5/08/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Tanya Curry                                          6/17/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Brian Fielding                                       6/17/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Ehud Ben-Joseph                                      6/17/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Fritzgerald Francois                                 6/17/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     James Mariany                                        6/17/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Matthew Fine                                         6/17/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Al Perez                                             6/17/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Tan Chong                                            6/17/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Craig Ploth                                          7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Guy Story                                            7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Jenifer Weining                                      7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Jim DeFilice                                         7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Micheal Stevens                                      7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Patrick Barry                                        7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Peter Mattei                                         7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Stefan Winz                                          7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     William Fallon                                       7/29/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Albert Noyes                                         9/02/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Connors Communications                               9/02/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Bob Jacobs                                          10/10/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Mike Rothstein                                      10/10/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Craig Juntunen                                      10/10/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Ajit Rajasekharan                                   11/03/97
------------------------------------------------------------------------------------------------------------

                                                                  DRAFT 02/21/98
                                                                  --------------

------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Anthony Nash                                        11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Brandher Espinal                                    11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Carol Clark                                         11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Carol Markowitz                                     11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Gautam Guliani                                      11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Joe Palarmo                                         11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Jonathan Korzen                                     11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Jordan Berson                                       11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     John Portacio                                       11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Kimya Brown                                         11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Mathew Skaria                                       11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Ricardo Alverez                                     11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Robert Smith                                        11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Sugeet Shah                                         11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Suzanne Salem                                       11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Teresa Canonico                                     11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Travis Millman                                      11/03/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Larry Van der Veen                                  12/12/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Freedman Associates                                 12/12/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Funny Garbage                                       12/12/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Googoplex Multimedia                                12/12/97
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Stephen Orowitz                                     01/02/98
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     Ramsey/Beirne Associates                            01/31/98
------------------------------------------------------------------------------------------------------------
Stock Restriction Agreement                     IDEO Product Dev
------------------------------------------------------------------------------------------------------------


                  (H) "Series B Warrants" shall mean (i) the Warrant Agreement issued to Comdisco, Inc. and (ii) the Warrant to purchase stock issued to Imperial Bancorp.

                  (I) "Series C Warrants" shall mean the Warrant Agreement issued to Comdisco, Inc.

                  (J) "Series D Warrants" shall mean a warrant or warrants to purchase up to 25,000 shares of Series D Preferred Stock, which warrants may be issued at any time after the date the first share of Series D Preferred Stock is issued by the Corporation.

                  (K) "Common Stock Warrants" shall mean Warrants to purchase up to 450,000 shares of Common Stock issued to the original purchasers of the Corporation's Series C Preferred Stock.

            (ii)  No Adjustment of Conversion Price.  No adjustment in
                  ---------------------------------
the number of shares of Common Stock into which the Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof: (a) unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to such

                                                                  DRAFT 02/21/98
                                                                  --------------


issuance, the Corporation receives written notice from the holders of at least 66-2/3% of the then outstanding shares of Series A Preferred Stock taken as a separate class, the holders of 66-2/3% of the then outstanding shares of Series B Preferred Stock taken as a separate class and the holders of 66-2/3% of the then outstanding shares of Series C Preferred Stock and Series D Preferred Stock voting together as a class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

            (iii) Issue of Options and Convertible Securities Deemed Issue of
                  -----------------------------------------------------------
Additional Shares of Common Stock.  If the Corporation at any time or
----------------------------------
from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) (b) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                  (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities; and upon the expiration or termination of any unexercised Option, the Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price; and

                  (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, that no readjustment pursuant to this clause
                        --------
(b) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the

                                                                  DRAFT 02/21/98
                                                                  --------------



Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

            (iv)  Adjustment of Conversion Price Upon Issuance of Additional
                  ----------------------------------------------------------
Shares of Common Stock.
----------------------

                       (A) Series A and Series B Conversion Prices.  In the
                           ---------------------------------------
event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii)), without consideration or for a consideration per share less than the Series A or Series B Conversion Price, as the case may be, in effect on the date of and immediately prior to such issue, then and in such event, such Series A or Series B Conversion Price, as the case may be, shall be reduced, concurrently with such issue, to a price determined by multiplying such Series A or Series B Conversion Price, as the case may be, by a fraction, the numerator of which
                                                         ---------
shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A or Series B Conversion Price, as the case may be; and the denominator of which shall be the
                                              -----------
number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided,
                                                                     --------
however, that, for the purpose of this Subsection 4(d)(iv), (I) all shares of
-------
Common Stock issuable upon conversion of shares of Series D Preferred Stock, Series C Preferred Stock, Series B Preferred Stock and Series A Stock outstanding immediately prior to such issue shall be deemed to be outstanding, and (II) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 4(d)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

                       (B) Series C Conversion Price.  In the event the
                           -------------------------
Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii)), without consideration or for a consideration per share less than the Series C Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series C Conversion Price shall be reduced, concurrently with such issue, as follows:

                           (x) if the consideration per share is greater than or
equal to $3.00 per share (subject to Adjustment), to an amount equal to the per share consideration received for each additional share upon such issuance; or

                           (y) if the issuance (or deemed issuance) is without
consideration or for a consideration per share less than $3.00 (subject to Adjustment), to a price determined by (i) first reducing the Series C Conversion Price to $3.00 (subject to Adjustment), provided, however, that no reduction
                                        --------  -------
pursuant to this clause (i) shall be made if the Series C Conversion Price is already below $3.00 (subject to Adjustment); and (ii) then multiplying such

                                                                  DRAFT 02/21/98
                                                                  --------------


new reduced Series C Conversion Price by a fraction, the numerator of which
                                                         ---------
shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such new Series C Conversion Price; and the denominator of which shall be the number of shares of Common
               -----------
Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided, that, for the purpose of
                                             --------
this Subsection 4(d)(iv)(B), (I) all shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock, Series C Preferred Stock, Series B Preferred Stock and Series A Preferred Stock outstanding immediately prior to such issue shall be deemed to be outstanding, and (II) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 4(d)(iii)), such Additional Shares of Common Stock shall be deemed to be outstanding.

                       (C) Series D Conversion Price.  In the event the
                           -------------------------
Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsections 4(d)(iii)) during the six-month period commencing on the date the first share of Series D Preferred Stock is issued and ending on the six-month anniversary thereof, without consideration or for a consideration price per share less than the Series D Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series D Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest tenth of a cent) equal to the lowest consideration per share received for each additional share upon such issuance. Notwithstanding anything to the contrary contained in the preceding sentence if the Corporation shall issue such Additional Shares of Common Stock for no consideration, then the Series D Conversion price shall be reduced to equal one-tenth of one cent.

                       In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii)) at any time after the date six-months and one day following the date the first share of Series D Preferred Stock is issued and ending on the 18-month anniversary of the date such first share of Series D Preferred Stock was first issued, without consideration or for a consideration per share less than the Series D Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series D Conversion Price shall be reduced, concurrently with such issue, as follows:


                           (x) if the consideration per share is greater than or
equal to $3.00 per share (subject to Adjustment), to an amount equal to the per share consideration received for each additional share upon such issuance; or

                           (y) if the issuance (or deemed issuance) is without
consideration or for a consideration per share less than $3.00 (subject to Adjustment), to a price

                                                                  DRAFT 02/21/98
                                                                  --------------


determined by (i) first reducing the Series D Conversion Price to $3.00 (subject to Adjustment), provided, however, that no reduction pursuant to this clause (i)
                --------  -------
shall be made if the Series D Conversion Price is already below $3.00 (subject to Adjustment); and (ii) then multiplying such new reduced Series D Conversion Price by a fraction, the numerator of which shall be the number of shares of
                         ---------
Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such new Series D Conversion Price; and the denominator of
                                                              -----------
which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided, that, for the purpose of this Subsection 4(d)(iv)(C), (I) all
        --------
shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock, Series C Preferred Stock, Series B Preferred Stock and Series A Preferred Stock outstanding immediately prior to such issue shall be deemed to be outstanding, and (II) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 4(d)(iii)), such Additional Shares of Common Stock shall be deemed to be outstanding.

                   (v)  Determination of Consideration.  For purposes of this
                        ------------------------------
Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                        (A) Cash and Property:  Such consideration shall:
                            -----------------
(a) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends; (b) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and (c) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as determined in good faith by the Board of Directors.

                        (B) Options and Convertible Securities.  The
                            ----------------------------------
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                            (x) the total amount, if any, received or receivable
by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                                                  DRAFT 02/21/98
                                                                  --------------


                           (y) the maximum number of shares of Common Stock
issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

In the case of such consideration or number of shares issuable as referred to in clauses (x) and (y), respectively, the amounts shall be as set forth in the instruments relating thereto without regard to any provision contained therein for a subsequent adjustment of such consideration or number of shares, respectively.

                   (vi)  Adjustment for Combinations or Consolidation of Common
                         ------------------------------------------------------
Stock.   If, at any time after the applicable Original Issue Date, the number
------
of shares of Common Stock outstanding are decreased by a combination of the outstanding shares of Common Stock, then, following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

                   (vii) Adjustment for Stock Dividends, Splits, Etc.   If
                         --------------------------------------------
the Corporation shall at any time after the applicable Original Issue Date fix a record date for the subdivision, split-up or stock dividend of shares of Common Stock, then, following the record date fixed for the determination of holders of shares of Common Stock entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase in outstanding shares; provided, however, that the Conversion Price shall not be decreased at such time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

                   (viii) Adjustment for Merger or Reorganization, etc.  In
                          --------------------------------------------
case of any recapitalization, consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision or combination provided for elsewhere in this Section 4 and other than a consolidation, merger or sale which is treated as a liquidation pursuant to Subsection 2(e) with respect to one or more series of Preferred Stock), each share of Preferred Stock (excluding any shares that are treated as liquidated in accordance with Subsection 2(e)), shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Preferred Stock, to the end that the provisions set

                                                                  DRAFT 02/21/98
                                                                  --------------


forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Preferred Stock.

              (e)  No Impairment.  The Corporation will not, by amendment of
                   -------------
its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

              (f) Certificate as to Adjustments.  Upon the occurrence of each
                  -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Preferred Stock.

              (g) Notice of Record Date.  In the event:
                  ---------------------

                  (i) that the Corporation takes a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class of any other securities or property, or to receive any other right;

                  (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                  (iv)  of a Liquidation;

                                                                  DRAFT 02/21/98
                                                                  --------------


then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Preferred Stock, and shall cause to be mailed to the holders of the Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least twenty days before the record date specified below, a notice stating

                        (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of the applicable class of securities of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                        (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of the applicable class of securities of record shall be entitled to exchange their shares of the applicable class of securities for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

              (h)  Shadow Preferred.
                   ----------------

                   (i)  Special Definitions.  For purposes of this Section
                        -------------------
4(h), the following definitions shall apply:

                           (a)  "Dilutive Issuance" with respect to the Series
                                 -----------------
A Stock shall mean an issuance of Additional Shares of Common Stock for a consideration per share less than the Conversion Price of such Series A Stock in effect on the date of and immediately prior to such issue.

                           (b)  "Participating Investor" shall mean any holder
                                 ----------------------
of Series A Stock that purchases at least its Pro Rata Share of a Dilutive Issuance.

                           (c)  "Non-Participating Investor" shall mean any
                                 --------------------------
holder of Series A Stock that is not a Participating Investor.

                           (d)  "Pro Rata Share" with respect to each holder
                                 --------------
of Series A Stock shall mean that portion of the total dollar amount of the Dilutive Issuance equal to (i) the amount of the Dilutive Issuance actually offered to such holder of Series A Stock by the Board of Directors of the Corporation pursuant to the right of first offer (the "Right of First Offer") set forth in Section 8.6 of the Series A Stock Purchase Agreement between the Corporation and the purchasers set forth therein, (ii) multiplied by a fraction, the numerator of which is the number of shares of Series A Stock then held by such holder, and the denominator of which is the total number of shares of Series A Stock then outstanding; provided; however, that no such conversion shall occur in connection with a particular Dilutive Issuance if, pursuant to the

                                                                  DRAFT 02/21/98
                                                                  --------------


written request of the Corporation, each holder of Series A Stock agrees in writing to waive his, her or its Right of First Offer with respect to such Dilutive Issuance.

                   (ii) In the event the Corporation proposes to undertake a Dilutive Issuance, it shall give each holder of the Series A Stock entitled to purchase a Pro Rata Share pursuant to the Right of First Offer a written notice (the "Issuance Notice") of its intention, describing the type of securities, the price and number of shares and the general terms upon which the corporation proposes to issue the same, at least twenty (20) days prior to the date of such Dilutive Issuance. Each such holder of Series A Stock may, within ten (10) days from the date of the Issuance Notice, provide written notice to the Corporation that such holder agrees to become a Participating Investor for the price and upon the terms specified in the Issuance Notice. In the event that such holder fails to give such notice within said ten-day period, or fails to actually purchase its Pro Rata Share of Dilutive Issuance (other than as a result of the Corporation refusing to allow such holder to so purchase its Pro Rata Share), such holder shall be deemed to be a Non-Participating Investor.

                   (iii) To the extent of the percentage of the Pro Rata Share not purchased (the "Refused Percentage") by each Non-Participating Investor, the number of outstanding shares of Series A Stock held by such Non-Participating Investor determined by multiplying the number of such shares held by the Refused Percentage shall be converted automatically on the date (the "Closing Date") of the applicable Dilutive Issuance (provided that the Corporation gave the Issuance Notice to such holder of Series A Stock) into an equal number of fully paid and non-assessable shares of Series A-1 Preferred Stock; provided, however, that prior to the Closing Date each Non-Participating Investor shall have the right to convert such shares of Series A Stock into shares of Common Stock at the Conversion Price in effect for such series as of the date of such conversion.

                   (iv) Upon the conversion of Series A Stock held by a Non-Participating Investor into shares of Series A-1 Preferred Stock as set forth herein, such shares of Series A Stock shall no longer be outstanding on the books of the Corporation, and may not be reissued and the Non-Participating Investor shall be treated for all purposes as the record holder of such shares of Series A-1 Preferred Stock on the date of the closing of the applicable Dilutive Issuance. No shares of Series A-1 Preferred Stock shall be issued except as set forth in this Section 4(h) upon conversion of shares of Series A Stock.

                   (v) No adjustment in the Conversion Price of the Series A-1 Preferred Stock shall be made in respect of the issuance of Additional Shares of Common Stock, regardless of the issuance price of such shares, except to the limited extent provided in subsection 4(d) (iii) (to the extent such issuance or deemed issuance under such subsection is without payment of any consideration by such holder for the additional shares of Common Stock issued or issuable) and in subsections 4(d) (vi) and (d) (vii) hereof.

                                                                  DRAFT 02/21/98
                                                                  --------------


   5.  Automatic Conversion.
       --------------------

       (a) Qualified Offering.  Upon the closing of a Qualified Offering
           ------------------
(as defined below), all of the then outstanding shares of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such Preferred Stock, and any dividends declared but unpaid shall be immediately payable in cash. A "Qualified Offering" means an Underwritten Offering (as defined below) by the Corporation of authorized but unissued shares of Common Stock at a price per share which (after deducting underwriting commissions and offering expenses) of not less than $6.00 per share, subject to Adjustment, and resulting in net proceeds to the Corporation (after deducting underwriting commissions and offering expenses) of not less than $15,000,000. An "Underwritten Offering" means a distribution of Common Stock in a firm commitment underwritten public offering to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act.

       (b) Notices.  The Corporation shall promptly send by first-class
           -------
mail, postage prepaid, to each holder of Preferred Stock at such holder's address appearing on the Corporation's records a copy of (i) each registration statement filed by the Corporation under the Securities Act and each amendment thereof and exhibit and schedule thereto and (ii) each order of the Commission declaring any such registration statement to be effective.

       (c) No Further Action.  In the case of an automatic conversion
           -----------------
pursuant to this Section 5, the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue to any holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Preferred Stock are delivered either to the Corporation or any transfer agent of the Corporation.

   6.  Redemption of Series A Preferred Stock at Corporation's Option.
       --------------------------------------------------------------

       (a) At any time and from time to time after January 1, 2002, the Corporation may, at the option of its Board of Directors, redeem the Series A Preferred Stock, in whole or in part, by paying $0.75 per share (subject to Adjustment), together with declared but unpaid dividends thereon, in cash for each share of Series A Preferred Stock then redeemed (hereinafter referred to as the "Series A Redemption Price").

       (b) In the event of any redemption of only a part of the then outstanding Series A Preferred Stock, the Corporation shall effect such redemption pro rata among the holders thereof based on the number of shares of Series A Preferred Stock held by such holders on the date of the Redemption Notice.

                                                                  DRAFT 02/21/98
                                                                  --------------



       (c) Redemptions made pursuant to this Section 6 shall not relieve the Corporation of its obligations to redeem Series A Preferred Stock in accordance with the provisions of Section 7.

       (d) At least 30 days prior to the date fixed for any redemption of Series A Preferred Stock (hereinafter referred to as the "Series A Redemption Date"), written notice shall be mailed, by first class or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock to be redeemed, at his or its address last shown on the records of the transfer agent of the Series A Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent), notifying such holder of the election of the Corporation to redeem such shares, specifying the Series A Redemption Date and the date on which such holder's Conversion Rights (pursuant to Section 4 hereof) as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his or its certificate or certificates representing the shares to be redeemed (such notice is hereinafter referred to as the "Series A Redemption Notice"). On or prior to the Series A Redemption Date, each holder of Series A Preferred Stock to be redeemed shall surrender his or its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Series A Redemption Notice, and thereupon the Series A Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Series A Redemption Date, unless there shall have been a default in payment of the Series A Redemption Price, all rights of the holders of the Series A Preferred Stock designated for redemption in the Series A Redemption Notice as holders of Series A Preferred Stock of the Corporation (except the right to receive the Series Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

       (e) On or prior to the Series A Redemption Date, the Corporation shall deposit the Series A Redemption Price of all shares of Series A Preferred Stock designated for redemption in the Series A Redemption Notice and not yet redeemed with a bank or trust company having aggregate capital and surplus in excess of $25,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay the Series A Redemption Price for such shares to their respective holders on or after the Series A Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his or its share certificate to the Corporation. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this Subsection 6(e) for the redemption of shares thereafter converted into shares of the Corporation's Common Stock pursuant to
Section 4 hereof no later than the close of business on the fifth full day preceding the Series A Redemption Date shall be returned to the Corporation on the Series A Redemption Date. The balance of any monies deposited by the Corporation pursuant to this Subsection 6(e) remaining unclaimed at the

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                                                                  DRAFT 02/21/98
                                                                  --------------


expiration of one year following the Series A Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

       (f) Subject to the provisions hereof, the Board of Directors of the Corporation shall have authority to prescribe the manner in which Series A Preferred Stock shall be redeemed from time to time. Any shares of Series A Preferred Stock so redeemed shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock accordingly.
Nothing herein contained shall prevent or restrict the purchase by the Corporation, from time to time either at public or private sale, of the whole or any part of the Series A Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law.

   7.  Redemption at Option of Majority of Holders of Series A Preferred Stock.
       -----------------------------------------------------------------------

       (a) Irrespective of the provisions of Section 6, at any time after the dates set forth in the chart below (each such date being referred to hereinafter as a "Programmed Redemption Date"), but within 30 days (the "Section 7 Redemption Date") after the receipt by the Corporation of a written request from the holders of not less than a majority of the then outstanding Series A Preferred Stock that all or some of such holders' shares be redeemed, and concurrently with surrender by such holders of the certificates representing such shares, the Corporation shall, subject to the conditions set forth in subsection 7(b), redeem, out of funds legally available therefor, from each holder of Series A Preferred Stock at the Series A Redemption Price, the respective portions set forth in the chart below of the number of shares of Series A Preferred Stock held by such holder on the applicable Programmed Redemption Date:


 Programmed          Maximum Portion of Outstanding Shares of
Redemption Date      Series A Preferred Stock To Be Redeemed
---------------      ---------------------------------------

January 1, 2000      33 1/3%
January 1, 2001      50%
January 1, 2002      All outstanding shares of Series A Preferred Stock


       (b) Notwithstanding any of the foregoing provisions, on each Programmed Redemption Date, the holders of the Series A Preferred Stock shall be entitled to receive their aggregate Series A Redemption Price for such date in full, provided that if funds are not legally available on such date to pay such Series A Redemption Price in full, the Company shall use those funds which are legally available to redeem the maximum possible number of such shares and shall effect such redemption pro rata among the holders of the Series A Preferred Stock based on the number of shares of Series A Preferred Stock held by such holders on the date of the Section 7 Redemption Notice. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Preferred Stock, such funds will

                                                                  DRAFT 02/21/98
                                                                  --------------


immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Programmed Redemption Date but which it has not redeemed; provided, however, that any such redemption shall be pari pasu among the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock who request redemption of such shares of Preferred Stock pursuant to the terms and conditions of Section 8 commencing five years following the Original Issue Date.

       (c) The Corporation shall provide notice of any redemption of Preferred Stock pursuant to this Section 7 specifying the time and place of redemption and the Series A Redemption Price, by certified or registered mail, postage prepaid, to each holder of record of Series A Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not more than sixty
(60) nor less than thirty (30) days prior to the date on which such redemption is to be made. Upon mailing any such notice of redemption and subject to the provisions of Section 7(b) hereof, the Corporation will become obligated to redeem at the time of redemption specified therein all Series A Preferred Stock tendered for redemption pursuant to the terms of this Section 7 (other than such shares of Series A Preferred Stock as are duly converted pursuant to Section 4 prior to the close of business on the fifth full day preceding the Programmed Redemption Date). In case less than all Series A Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this Section 7, a new certificate will be issued representing the unredeemed Series A Preferred Stock without cost to the holder thereof.

       (d) Unless there shall have been a default in the payment of the Series A Redemption Price, no share of Series A Preferred Stock tendered for redemption under this Section 7 is entitled to any dividends declared after its Programmed Redemption Date, and on such Programmed Redemption Date all rights of the holder of such share as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Programmed Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share, and such share will not from and after such Programmed Redemption Date be deemed to be outstanding.

       (e) Any Series A Preferred Stock redeemed pursuant to this Section 7 will be canceled and will not under any circumstances be reissued, sold or transferred, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized class of Series A Preferred Stock so redeemed accordingly.

   8.  Mandatory Redemption at Option of Holders of Series B Preferred Stock,
       ----------------------------------------------------------------------
Series C Preferred Stock, and Series D Preferred Stock.
------------------------------------------------------

       (a) Series B Preferred Stock.  If, five (5) years following the
           ------------------------
Original Issue Date of the Series D Preferred Stock, the Corporation has not completed a Qualified Offering or a Liquidation (including, for these purposes, any event described in Section 2(e)), then, within 45 days (the "Series B Redemption Date") after the receipt by the Corporation of a written request

                                                                  DRAFT 02/21/98
                                                                  --------------


(the "Redemption Request") of holders of not less than a majority of the then outstanding Series B Preferred Stock that all or some of such holders' shares of Series B Preferred Stock be redeemed, and concurrently with surrender by such holder of the certificate(s) representing such shares, the Corporation shall redeem for cash from such holder of Series B Preferred Stock, out of funds legally available therefor, the shares of Series B Preferred Stock held by such holder on the Series B Redemption Date at a price per share (the "Series B Redemption Price") equal to the greater of (i) the Fair Market Value (as defined below) of a share of Common Stock of the Corporation and (ii) the Series B Stock Value (subject to Adjustment), together with declared but unpaid dividends thereon.

       (b) Series C Preferred Stock.  If, five (5) years following the Original
           ------------------------
Issue Date of the Series D Preferred Stock, the Corporation has not completed a Qualified Offering or a Liquidation (including, for these purposes, any event described in Section 2(e)), then, within 45 days (the "Series C Redemption Date") after the receipt by the Corporation of a written request (the "Redemption Request") of holders of not less than a majority of the then outstanding Series C Preferred Stock that all or some of such holders' shares of Series C Preferred Stock be redeemed, and concurrently with surrender by such holder of the certificate(s) representing such shares, the Corporation shall redeem for cash from such holder of Series C Preferred Stock, out of funds legally available therefor, the shares of Series C Preferred Stock held by such holder on the Series C Redemption Date at a price per share ("Series C Redemption Price") equal to the greater of (i) the Fair Market Value (as defined below) of a share of Common Stock of the Corporation and (ii) the Series C Stock Value (subject to Adjustment), together with declared but unpaid dividends thereon.

       (c) Series D Preferred Stock.  If, five (5) years following the Original
           ------------------------
Issue Date of the Series D Preferred Stock, the Corporation has not completed a Qualified Offering or a Liquidation (including, for these purposes, any event described in Section 2(e)), then, within 45 days (the "Series D Redemption Date") after the receipt by the Corporation of a written request (the "Redemption Request") of holders of not less than a majority of the then outstanding Series D Preferred Stock that all or some of such holders' shares of Series D Preferred Stock be redeemed, and concurrently with surrender by such holder of the certificate(s) representing such shares, the Corporation shall redeem for cash from such holder of Series D Preferred Stock, out of funds legally available therefor, the shares of Series D Preferred Stock held by such holder on the Series D Redemption Date at a price per share ("Series D Redemption Price") equal to the greater of (i) the Fair Market Value (as defined below) of a share of Common Stock of the Corporation and (ii) the Series D Stock Value (subject to Adjustment), together with declared but unpaid dividends thereon.

       (d) Notice.  Upon receipt of the Redemption Request, the Corporation
           ------
shall provide notice (the "Redemption Notice") of any redemption of Preferred Stock pursuant to this Section 8 specifying the time and place of redemption and the Series B Redemption Price, Series C Redemption Price or the Series D Redemption Price, as the case may be, by certified or registered mail, postage prepaid, to each holder of record of Preferred Stock at the address for


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                                                                  DRAFT 02/21/98
                                                                  --------------


such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not less than thirty (30) days prior to the Redemption Date. Upon mailing any such Redemption Notice, the Corporation will become obligated to redeem on the Redemption Date all Preferred Stock tendered for redemption pursuant to the terms of this Section 8 (other than such shares of Preferred Stock as are duly converted pursuant to Section 4 prior to the close of business on the fifth full day preceding the Redemption Date). In case less than all shares of Preferred Stock represented by any certificate are redeemed in any redemption pursuant to this Section 8, a new certificate will be issued representing the unredeemed shares of Preferred Stock without cost to the holder thereof.

           (e) Dividends.  Unless there shall have been a default in the
               ---------
payment of the Series B Redemption Price, Series C Redemption Price or Series D Redemption Price, as the case may be, no share of Preferred Stock tendered for redemption under this Section 8 is entitled to any dividends declared after its Redemption Date (provided, however, that any dividends declared but unpaid as of the Redemption Date shall be immediately payable in cash), and on such Redemption Date all rights of the holder of such share as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share, and such share will not from and after such Redemption Date be deemed to be outstanding.

           (f) Cancellation of Stock.  Any Preferred Stock redeemed pursuant
               ---------------------
to this Section 8 will be canceled and will not under any circumstances be reissued, sold or transferred, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized class of Preferred Stock so redeemed accordingly.

           (g) Fair Market Value.  The "Fair Market Value" of a share of
               -----------------
Common Stock shall be as determined by an independent investment banking firm or other firm mutually satisfactory to the Corporation and (i) the holders of at least a majority in interest of the then outstanding Series A Preferred Stock,
(ii) the holders of at least a majority in interest of the then outstanding Series B Preferred Stock, (iii) the holders of at least a majority in interest of the then outstanding Series C Preferred Stock and (iv) the holders of at least a majority in interest of the then outstanding Series D Preferred Stock, and shall be equal to the value of the Corporation as a whole divided by the number of outstanding shares of Common Stock of the Corporation (with each share of Series A Preferred Stock, Series B Preferred, Series C Preferred Stock and Series D Preferred Stock of the Corporation treated as if it had been converted into the number of shares of Common Stock (including fractional shares) into which such share is then convertible, rounded to the nearest one-tenth of a share), and with no liquidity discounts or other discounts for minority ownership).

   9.  Redemption of Preferred Stock.  So long as any shares of a series of
       -----------------------------
Preferred Stock are outstanding, the Corporation shall not redeem any shares of any other series of Preferred Stock in accordance herewith or otherwise unless simultaneously therewith, the

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                                                                  DRAFT 02/21/98
                                                                  --------------


Corporation shall redeem a pro rata portion of the other series of Preferred
                           --- ----
Stock, based on the relative aggregate Liquidation value of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, pursuant to the redemption terms set forth in Section 6, 7 and 8.

SECOND: This amendment to Certificate of Incorporation shall be effective as of the date set forth below.

                                                                  DRAFT 02/21/98
                                                                  --------------


   IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Donald Katz, its President this 25th day of February, 1998.

                     AUDIBLE INC.


                     By:/s/ Donald Katz
                        ---------------
                        Donald Katz, President


   THE UNDERSIGNED, the President of Audible Inc., who executed on behalf of the Corporation the foregoing Certificate of Amendment to Certificate of Incorporation of Audible Inc., hereby acknowledges in the name and on behalf of the said Corporation the foregoing Certificate of Amendment to Certificate of Incorporation to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                        /s/ Donald Katz
                                        ---------------
                                        Donald Katz
                                        President

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